EXHIBIT 10.1

        AMENDMENT NO. 5, dated as of February 26, 2007 (this "Amendment"), to the Second Amended and Restated Credit Agreement dated as of February 23, 2005, as amended as of April 22, 2005, as further amended as of June 3, 2005, as further amended on November 25, 2005 and as further amended on July 28, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among CONSOLIDATED COMMUNICATIONS HOLDINGS, INC. ("Holdings"), CONSOLIDATED COMMUNICATIONS, INC., an Illinois corporation (the "CCI Borrower"), CONSOLIDATED COMMUNICATIONS ACQUISITION TEXAS, INC., a Delaware corporation (the "TXU Borrower" and together with the CCI Borrower, the "Borrowers"), the Lenders from time to time party thereto (the "Lenders"), CITICORP NORTH AMERICA, INC., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, COBANK, ACB, as documentation agent (in such capacity, the "Documentation Agent"), CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch ("CSFB"), and DEUTSCHE BANK SECURITIES INC., as co-syndication agents (in such capacity, the "Co-Syndication Agents"), and CSFB and CITIGROUP GLOBAL MARKETS INC. ("CGMI"), as joint lead arrangers and joint bookrunners (in such capacity, the "Joint Lead Arrangers"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as amended hereby).

        WHEREAS, the Borrowers desire to amend the definitions of "Applicable Rate" contained in the Credit Agreement;

        WHEREAS, the Borrowers desire to lower the Applicable Rate on the Term D Loans;

        WHEREAS, Section 9.08(b) of the Credit Agreement provides that the Borrowers may, with the consent of the Requisite Lenders (and, in the case of the lowering of the Applicable Rate on the Term D Loans, each Term D Lender), amend the Credit Agreement;

        NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

        Section 1. AMENDMENTS. The Credit Agreement is hereby amended effective as of the date hereof as follows:

        (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following:

        "Amendment Number 5 Effectiveness Date" means the date upon which
   Section 2 of Amendment No. 5 is satisfied, which date is February 26,
   2007.

        (b) Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Rate" in its entirety and replacing it with the following:







                                     -2-

        "Applicable Rate" means, for any day, (i) with respect to Term D Loans, (A) in the case of ABR Loans, 0.75% per annum, and (B) in the case of Eurodollar Loans, 1.75% per annum, and (ii) with respect to Revolving Loans, the applicable rate per annum set forth in the table below (x) under the caption "ABR Loans Spread," in the case of ABR Loans, and (y) under the caption "Eurodollar Loans Spread," in the case of Eurodollar Loans, in each case based upon the Total Net Leverage Ratio as of the most recent determination date:


                      Total Net        ABR     Eurodollar
                       Leverage       Loans      Loans
                        Ratio         Spread     Spread
                      ---------       ------   ----------

                   >4.75 to 1.0       1.50%      2.50%

                   <4.75 to 1.0       1.25%      2.25%
                   -
                   >4.0 to 1.0

                   <4.0 to 1.0         1.0%       2.0%
                   -
                   >3.50 to 1.0
                   -
                   <3.50 to 1.0       0.75%      1.75%



        For purposes of such calculation of the Applicable Rate with respect to Revolving Loans on and after the Trigger Date, (i) the Total Net Leverage Ratio shall be determined as of the end of each Fiscal Quarter of Holdings' Fiscal Year based upon the consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and
   (ii) each change in the Applicable Rate resulting from a change in the Total Net Leverage Ratio shall be effective three (3) Business Days after the date on which the Administrative Agent shall have received the applicable financial statements and a Compliance Certificate calculating the Total Net Leverage Ratio. If at any time the Borrowers have not submitted to the Administrative Agent the applicable information as and when required under Section 5.01(a) or
   (b), the Applicable Rate shall be the highest rate set forth in the table above until such time as the Borrowers have provided the information required under Section 5.01(a) or (b). Within one (1) Business Day of receipt of the applicable information as and when required under Section 5.01(a) or (b), the Administrative Agent shall give each Lender telefacsimile or telephonic notice (confirmed in writing) of the Applicable Rate in effect from such date."

        (c) Section 2.05 of the Credit Agreement is hereby amended by deleting the reference to "November 15, 2006" and replacing it with "February 26, 2008."







                                     -3-

        (d) Section 2.20 of the Credit Agreement is hereby amended by adding the following immediately prior to the period in the last sentence of that Section:

        "provided that in connection with any amendment to lower the Applicable Rate on the Term D Loans following the Amendment Number 5 Effectiveness Date and prior to February 26, 2008, each Non-Consenting Lender removed pursuant to this Section 2.20, shall be paid a prepayment fee equal to 1.0% of the aggregate amount of its Term D Loans assigned pursuant to this Section 2.20".

        Section 2. EFFECTIVENESS. This Amendment will become effective upon receipt by the Administrative Agent of executed signature pages hereto from the Requisite Lenders under and as defined in the Credit Agreement, each Term D Lender and each of the other parties listed on the signature pages hereto.

        Section 3. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        Section 4. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        Section 5. HEADINGS. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

        Section 6. EFFECT OF AMENDMENT. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                   [REMAINDER OF PAGE INTENTIONALLY BLANK]







        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                      CONSOLIDATED COMMUNICATIONS
                                        ACQUISITION TEXAS, INC.,
                                        as Co-Borrower



                                      By:   /s/ Steven L. Childers
                                           ------------------------------
                                           Name: Steven L. Childers
                                           Title: CFO



                                      CONSOLIDATED COMMUNICATIONS, INC.,
                                        as Co-Borrower



                                      By:   /s/ Steven L. Childers
                                           ------------------------------
                                           Name: Steven L. Childers
                                           Title: CFO



                                      CONSOLIDATED COMMUNICATIONS
                                        HOLDINGS, INC.



                                      By:   /s/ Steven L. Childers
                                           ------------------------------
                                           Name: Steven L. Childers
                                           Title: CFO



                                      CITICORP NORTH AMERICA, INC.,
                                        as Administrative Agent



                                      By:   /s/ Caesar W. Wyszomirski
                                           ------------------------------
                                           Name: Caesar W. Wyszomirski
                                           Title: V.P.